Quarterly Holdings Report
for
Fidelity® Metaverse ETF
September 30, 2024
MET-NPRT1-1124
1.9904981.102
Common Stocks - 99.6%
	Shares	Value ($)
CHINA - 7.3%
Communication Services - 5.1%
Entertainment - 2.6%
Netease Inc	45,300	877,715
Interactive Media & Services - 2.5%
Hello Group Inc Class A ADR	34,501	262,553
Meitu Inc (b)(c)	737,500	291,487
Weibo Corp Class A ADR	27,329	275,476
		829,516
TOTAL COMMUNICATION SERVICES		1,707,231

Information Technology - 2.2%
Electronic Equipment, Instruments & Components - 1.4%
Sunny Optical Technology Group Co Ltd	63,000	466,366
IT Services - 0.8%
Vnet Group Inc Class A ADR (d)	66,561	271,569
TOTAL INFORMATION TECHNOLOGY		737,935

TOTAL CHINA		2,445,166
FRANCE - 2.8%
Communication Services - 0.5%
Entertainment - 0.5%
Ubisoft Entertainment SA (d)	16,731	188,594
Information Technology - 2.3%
Software - 2.3%
Dassault Systemes SE	18,852	749,647
TOTAL FRANCE		938,241
JAPAN - 1.5%
Communication Services - 1.5%
Entertainment - 1.5%
Nexon Co Ltd	24,900	492,551
KOREA (SOUTH) - 10.0%
Communication Services - 5.8%
Entertainment - 3.8%
Kakao Games Corp (d)	14,861	198,874
Krafton Inc (d)	1,950	510,725
NCSoft Corp	2,230	325,709
Netmarble Corp (b)(c)(d)	5,298	241,058
		1,276,366
Interactive Media & Services - 2.0%
NAVER Corp	5,170	669,724
TOTAL COMMUNICATION SERVICES		1,946,090

Information Technology - 4.2%
Technology Hardware, Storage & Peripherals - 4.2%
Samsung Electronics Co Ltd	29,446	1,384,820
TOTAL KOREA (SOUTH)		3,330,910
SWEDEN - 1.0%
Communication Services - 1.0%
Entertainment - 1.0%
Embracer Group AB B Shares (d)	126,183	328,510
TAIWAN - 0.6%
Information Technology - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
Himax Technologies Inc ADR	37,763	207,696
UNITED KINGDOM - 0.6%
Information Technology - 0.6%
IT Services - 0.6%
Endava PLC Class A ADR (d)	8,349	213,233
UNITED STATES - 75.8%
Communication Services - 20.4%
Entertainment - 7.0%
Electronic Arts Inc	5,333	764,966
Playtika Holding Corp	25,760	204,018
ROBLOX Corp Class A (d)	15,170	671,424
Take-Two Interactive Software Inc (d)	4,405	677,093
		2,317,501
Interactive Media & Services - 13.4%
Alphabet Inc Class A	8,902	1,476,397
Bumble Inc Class A (d)	29,308	186,984
Meta Platforms Inc Class A	2,708	1,550,168
Pinterest Inc Class A (d)	20,313	657,532
Snap Inc Class A (d)	55,738	596,397
		4,467,478
TOTAL COMMUNICATION SERVICES		6,784,979

Information Technology - 48.5%
IT Services - 2.8%
Fastly Inc Class A (d)	36,283	274,662
Globant SA (d)	2,432	481,876
Thoughtworks Holding Inc (d)	40,105	177,264
		933,802
Semiconductors & Semiconductor Equipment - 20.1%
Advanced Micro Devices Inc (d)	10,334	1,695,603
Ambarella Inc (d)	5,591	315,360
Cirrus Logic Inc (d)	3,347	415,731
Intel Corp	53,151	1,246,922
NVIDIA Corp	13,056	1,585,521
QUALCOMM Inc	8,212	1,396,451
		6,655,588
Software - 18.8%
Adobe Inc (d)	2,642	1,367,975
Altair Engineering Inc Class A (d)	4,674	446,414
Autodesk Inc (d)	3,552	978,505
Bentley Systems Inc Class B	10,945	556,115
Matterport Inc Class A (d)	56,941	256,235
Microsoft Corp	3,428	1,475,068
PTC Inc (d)	3,826	691,205
Unity Software Inc (d)	22,369	505,987
		6,277,504
Technology Hardware, Storage & Peripherals - 6.8%
Apple Inc	6,294	1,466,503
Super Micro Computer Inc	1,573	654,997
Turtle Beach Corp (d)	10,269	157,526
		2,279,026
TOTAL INFORMATION TECHNOLOGY		16,145,920

Real Estate - 6.9%
Real Estate Management & Development - 0.8%
eXp World Holdings Inc	19,581	275,896
Specialized REITs - 6.1%
Digital Realty Trust Inc	5,766	933,112
Equinix Inc	1,231	1,092,673
		2,025,785
TOTAL REAL ESTATE		2,301,681

TOTAL UNITED STATES		25,232,580
TOTAL COMMON STOCKS (Cost $31,273,405)		33,188,887

U.S. Treasury Obligations - 0.0%
	Yield (%) (f)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 11/21/2024 (g) (Cost $3,972)	5.08	4,000	3,974

Money Market Funds - 0.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (h) (Cost $87,621)	4.89	87,603	87,621

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $31,364,998)	33,280,482
NET OTHER ASSETS (LIABILITIES) - 0.1% (e)	34,160
NET ASSETS - 100.0%	33,314,642

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME Micro E-mini NASDAQ 100 Index Contracts (United States)	3	Dec 2024	121,568	2,062	2,062

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $532,545 or 1.6% of net assets.

(c)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $532,545 or 1.6% of net assets.

(d)	Non-income producing
(e)	Includes $2,730 of cash collateral to cover margin requirements for futures contracts.
(f)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,974.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	-	140,963	53,342	107	-	-	87,621	0.0%
Total	-	140,963	53,342	107	-	-	87,621

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.